Exhibit 99.2
SUPPLEMENTAL INFORMATION
Three Months Ended September 30, 2010
Dollars in thousands, except per share data
Furnished as of November 8, 2010
(Unaudited)
Copies of this report may be obtained at www.healthcarerealty.com or by contacting Gabrielle M. Andrés at 615.269.8471 or gandres@healthcarerealty.com.
In addition to the historical information contained within, the matters discussed in this report may contain forward-looking statements that involve estimates, assumptions, risks and uncertainties. These risks are discussed in filings with the Securities and Exchange Commission by Healthcare Realty Trust, including its Annual Report on Form 10-K for the year ended December 31, 2009 under the heading “Risk Factors,” and as updated in its Quarterly Reports on Form 10-Q filed thereafter. Forward-looking statements represent the Company’s judgment as of the date of this report. The Company disclaims any obligation to update these estimates, assumptions and other forward-looking material.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended September 30, 2010	Page 1 of 8

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended September 30, 2010	Page 2 of 8

(1)	CORPORATE INFORMATION
A)	Corporate Headquarters:
Healthcare Realty Trust Incorporated
Healthcare Realty Services Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Phone: 615.269.8175
Fax: 615.269.8461
E-mail: communications@healthcarerealty.com
B)	Stock Exchange, Symbol and CUSIP Number:

Security Description	Stock Exchange	Symbol	CUSIP Number

Common Stock	NYSE	HR	421946104
Senior Notes due 2011	OTC	HR	421946AF4
Senior Notes due 2014	OTC	HR	421946AF1
Senior Notes due 2017	OTC	HR	42225BAA44
C)	Web Site: www.healthcarerealty.com

D)	Executive Officers:
David R. Emery, Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr., Executive Vice President and General Counsel
Scott W. Holmes, Executive Vice President and Chief Financial Officer
B. Douglas Whitman, II, Executive Vice President and Chief Operating Officer
E)	Board of Directors:
David R. Emery, Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Errol L. Biggs, Ph.D., Director, Graduate Programs in Health Administration, University of Colorado
C. Raymond Fernandez, M.D., Retired Chief Executive Officer, Piedmont Clinic
Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith & Partners
Edwin B. Morris III, Managing Director, Morris & Morse Company, Inc.
J. Knox Singleton, President and Chief Executive Officer, Inova Health Systems
Bruce D. Sullivan, Retired Audit Partner, Ernst & Young LLP
Dan S. Wilford, Retired President and Chief Executive Officer, Memorial Hermann Healthcare System
Roger O. West, Former General Counsel, Healthcare Realty Trust Incorporated
F)	Professional Services:
Independent Registered Public Accounting Firm BDO USA, LLP 414 Union Street, Suite 1800 Nashville, TN 37219

Transfer Agent Computershare Trust Company, N.A. P.O. Box 43010 Providence, RI 02940-3010 Phone: 1.800.733.5001
G)	Dividend Reinvestment Plan:
Through the Company’s transfer agent, Computershare, named shareholders of record can re-invest dividends in shares at a 5% discount and may also purchase up to $60 thousand of HR common stock per calendar year without a service or sales charge. For information, write Computershare, Investor Services, P.O. Box 43010, Providence, RI 02940-3010, or call 1.800.733.5001. Information may also be obtained at the transfer agent’s website, www.computershare.com.
H)	Direct Deposit of Dividends:
Direct deposit of dividends is offered as a convenience to shareholders of record. For information, write Computershare, Investor Services, P.O. Box 43010, Providence, RI 02940-3010, or call 1.800.733.5001.
I)	Investor Relations:
Healthcare Realty Trust Incorporated 3310 West End Avenue, Suite 700 Nashville, TN 37203 Attention: Gabrielle M. Andrés Phone: 615.269.8471 Fax: 615.983.8569 E-mail: gandres@healthcarerealty.com

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended September 30, 2010	Page 3 of 8

(2) CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2010	2009
ASSETS

Real estate properties:
Land	$148,356	$135,495
Buildings, improvements, and lease intangibles	2,172,818	1,977,264
Personal property	17,974	17,509
Construction in progress	58,070	95,059

	2,397,218	2,225,327
Less accumulated depreciation	(474,120)	(433,634)

Total real estate properties, net	1,923,098	1,791,693

Cash and cash equivalents	11,177	5,851

Mortgage notes receivable	27,134	31,008

Assets held for sale and discontinued operations, net	17,592	17,745

Other assets, net	90,862	89,467

Total assets	$2,069,863	$1,935,764

LIABILITIES AND EQUITY

Liabilities:
Notes and bonds payable	$1,138,200	$1,046,422

Accounts payable and accrued liabilities	61,400	55,043

Liabilities of discontinued operations	1,229	251

Other liabilities	46,025	43,900

Total liabilities	1,246,854	1,145,616

Commitments and contingencies

Equity:
Preferred stock, $.01 par value; 50,000,000 shares authorized; none issued and outstanding	—	—

Common stock, $.01 par value; 150,000,000 shares authorized; 64,149,158 and 60,614,931 shares issued and outstanding at September 30, 2010 and December 31, 2009, respectively	641	606

Additional paid-in capital	1,602,078	1,520,893

Accumulated other comprehensive loss	(4,628)	(4,593)

Cumulative net income attributable to common stockholders	795,785	787,965

Cumulative dividends	(1,574,586)	(1,518,105)

Total stockholders’ equity	819,290	786,766

Noncontrolling interests	3,719	3,382

Total equity	823,009	790,148

Total liabilities and equity	$2,069,863	$1,935,764

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended September 30, 2010	Page 4 of 8

(3) INVESTMENT PROGRESSION (1)
     A) Construction in Progress

		Three		Nine
	Number of	Months Ended	Number of	Months Ended
	Properties	September 30, 2010	Properties	September 30, 2010

Balance at beginning of period	4	$125,021	2	$95,059
Fundings on projects in existence at the beginning of the period	—	11,147	—	36,339
New projects started during the period	—	—	2	4,770
Completions (2)	(1)	(78,098)	(1)	(78,098)

Balance at end of period	3	$58,070	3	$58,070

     B) Real Estate Properties

		Three		Nine
	Number of	Months Ended	Number of	Months Ended
	Properties	September 30, 2010	Properties	September 30, 2010

Balance at beginning of period	197	$2,155,617	197	$2,130,268
Acquisitions (3)	8	138,308	9	152,959
Additions/Improvements	—	1,366	—	15,475
Completions (CIP) (2)	1	78,098	1	78,098
Assets classified as held for sale during the period (4)	(6)	(28,097)	(6)	(28,097)
Dispositions (5)	(1)	(6,144)	(2)	(9,555)

Balance at end of period	199	$2,339,148	199	$2,339,148

     C) Mortgage Notes Receivable

		Three		Nine
	Number of	Months Ended	Number of	Months Ended
	Investments	September 30, 2010	Investments	September 30, 2010

Balance at beginning of period	4	$23,423	4	$31,008
Fundings of new mortgages (5)	4	10,258	5	12,589
Fundings on mortgages in existence at the beginning of the period	—	—	—	—
Repayments (5)	(2)	(6,621)	(2)	(6,621)
Principal reduction due to acquisition	—	—	(1)	(9,900)
Scheduled principal payments	—	(9)	—	(25)
Amortization of loan orgination fee	—	83	—	83

Balance at end of period	6	$27,134	6	$27,134

     D) Unconsolidated Joint Ventures (6)

		Three		Nine
	Number of	Months Ended	Number of	Months Ended
	Investments	September 30, 2010	Investments	September 30, 2010

Balance at beginning of period	1	$1,266	1	$1,266
Additional investments	—	—	—	—

Balance at end of period	1	$1,266	1	$1,266

(1)	Balances are adjusted to exclude investment in joint ventures and assets classified as held for sale.

(2)	During the third quarter of 2010, the Company substantially completed development of one medical office building and garage located in Hawaii.

(3)	During the third quarter of 2010, the Company acquired eight medical office buildings in Colorado, Indiana, Ohio and Texas.

(4)	During the third quarter of 2010, the Company classified three medical office buildings, two physician clinics and one specialty outpatient facility to held for sale.

(4)	During the third quarter of 2010, the Company sold an ambulatory surgery center.

(5)	During the third quarter of 2010, the Company funded four mortgage notes receivables that are secured by medical office buildings in Iowa, South Dakota and Texas. Also, during the third quarter of 2010, two mortgage notes receivables secured by medical office buildings located in Iowa were repaid.

(6)	The Company has an investment in a joint venture that it accounts for under the cost method.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended September 30, 2010	Page 5 of 8

     (4) INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION (1)

	Medical Office/Outpatient
	Medical	Physician	Ambulatory	Specialty	Specialty
	Office	Clinics	Care/Surgery	Outpatient	Inpatient	Other	Development Properties (3)			% of
	(MOB)	(PC)	(ASC)	(SOP)	(SIP) (2)	(OTH)	Stabilization	CIP	Total	Total

Master Leases
1 Alabama				$2,698	$17,722	$9,493			$29,913	1.2%
2 Arizona					16,012				16,012	0.7%
3 California		$8,363			12,688				21,051	0.9%
4 Florida	$17,440	28,554			11,703				57,697	2.4%
5 Georgia		2,683	$3,133						5,816	0.2%
6 Illinois	11,939		1,570						13,509	0.6%
7 Iowa	24,200	1,866		2,154					28,220	1.2%
8 Indiana		21,597			43,406	3,790			68,793	2.8%
9 Massachusetts		12,034							12,034	0.5%
10 Michigan						13,105			13,105	0.5%
11 Missouri			5,208						5,208	0.2%
12 Pennsylvania					113,867				113,867	4.7%
13 Tennessee						7,874			7,874	0.3%
14 Texas			17,314		19,282				36,596	1.5%
15 Virginia	7,020	30,919				1,671			39,610	1.6%
16 Washington	39,629								39,629	1.6%

Master Leases	$100,228	$106,016	$27,225	$4,852	$234,680	$35,933	$—	$—	$508,934	20.9%

(4) Normalized same facility NOI growth for Master Leases (3Q2010 vs. 3Q2009):										1.8%

Operating Properties
1 Alabama	15,335	2,405							17,740	0.7%
2 Arizona	32,163	1,960					$38,268		72,391	3.0%
3 California	97,077		5,918						102,995	4.3%
4 Colorado	30,966						23,367	$4,771	59,104	2.4%
5 District of Columbia	31,565								31,565	1.3%
6 Florida	118,039	21,694							139,733	5.8%
7 Georgia	7,822								7,822	0.3%
8 Hawaii	24,646						79,420		104,066	4.3%
9 Illinois	23,588						24,900		48,488	2.0%
10 Indiana	77,682								77,682	3.2%
11 Iowa	59,421								59,421	2.4%
12 Kansas	13,996								13,996	0.6%
13 Louisiana	11,793								11,793	0.5%
14 Maryland	9,770								9,770	0.4%
15 Michigan	23,473								23,473	1.0%
16 Mississippi	8,379								8,379	0.3%
17 Missouri	37,366								37,366	1.5%
18 Nevada	8,082		3,800						11,882	0.5%
19 North Carolina	142,832								142,832	5.9%
20 Ohio	14,500								14,500	0.6%
21 Oregon	20,562								20,562	0.9%
22 Pennsylvania	10,798								10,798	0.4%
23 South Carolina	10,953								10,953	0.5%
24 Tennessee	165,470								165,470	6.8%
25 Texas	456,391	19,783	25,365				83,532		585,071	24.1%
26 Virginia				2,297		10,141			12,438	0.5%
27 Washington	19,880							35,027	54,907	2.3%

Operating Properties	$1,472,549	$45,842	$35,083	$2,297	$—	$10,141	$249,487	$39,798	$1,855,197	76.5%

(4) Normalized same facility NOI growth for Operating Properties (3Q2010 vs. 3Q2009):										2.0%

Land Held for Development								18,272	18,272	0.8%
Corporate Property									14,815	0.6%

Total Equity Investments	$1,572,777	$151,858	$62,308	$7,149	$234,680	$46,074	$249,487	$58,070	$2,397,218	98.8%

Average Age of Facility (years)	19	22	22	11	21	34			20

3Q 2010 Economic Occupancy (5)	87%	83%	81%	69%	96%	84%	22%		82%

3Q 2010 Stabilized Occupancy(5)	87%	83%	81%	69%	96%	84%			87%

Mortgage Investments	4,975	16,793			5,366				27,134	1.1%

Mortgage Investments	$4,975	$16,793	$—	$—	$5,366	$—	$—	$—	$27,134	1.1%

Unconsolidated Joint Ventures
Utah						1,266			1,266	0.1%

Joint Venture Investments	$—	$—	$—	$—	$—	$1,266	$—	$—	$1,266	0.1%

Total Investments	$1,577,752	$168,651	$62,308	$7,149	$240,046	$47,340	$249,487	$58,070	$2,425,618	100.0%

Percent of $ Invested	65.4%	7.0%	2.6%	0.3%	10.0%	2.0%	10.3%	2.4%	100.0%

Number of Investments	132	29	8	3	14	11	9	3	209

(1)	Excludes assets held for sale.

(2)	The Company’s inpatient rehabilitation facilities (included in SIP) have EBITDARM coverages of approximately 2.75 to 3.50 times.

(3)	Development properties are all classified as MOBs and further identified as Stabilization or Construction in Progress (CIP). Properties in Stabilization generated net operating loss of $743 thousand for the three months ended September 30, 2010. The Properties in Stabilization are estimated to have a weighted average remaining lease-up period of nine quarters.

(4)	The ‘same facility’ portfolio includes those properties that were in operation for the full quarter and for the full corresponding quarter of the prior year. The normalized same facility NOI growth rate in the portfolio is not representative of the entire portfolio. ''Normalized” means adjusted for items that would otherwise prohibit a meaningful comparison of NOI for the two periods. Approximately 86% of the Company’s owned real estate portfolio is included in the calculation of the ‘same facility’ NOI growth.

(5)	The economic and stabilized occupancies assume that properties under a Property Operating Agreement or Master Lease Agreement have 100% economic occupancy. The average underlying tenant occupancy of the eight properties under Property Operating Agreements, as directed by the respective sponsor, was approximately 61%. The economic occupancy includes and the stabilized occupancy excludes the nine development properties currently in stabilization. The properties in Stabilization are currently 25% leased. The difference between occupied and leased reflects tenants that have signed leases but have not taken occupancy due to buildout of their suite.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended September 30, 2010	Page 6 of 8

(5) DEVELOPMENT PROPERTIES (1)
     CONSTRUCTION IN PROGRESS

	Estimated				CIP at	Estimated	Estimated
	Completion	Property		Approximate	September 30,	Remaining	Total
State	Date	Type	Properties	Square Feet	2010	Fundings	Investment

Under construction:

Washington	3Q 2011	MOB	1	206,000	$35,027	$57,173	$92,200
Colorado	3Q 2011	MOB	2	199,000	4,771	50,129	54,900

Land held for development:

Texas					10,155
Texas					8,117

			3	405,000	$58,070	$107,302	$147,100

(1)	Properties currently under construction are estimated to reach stabilized occupancy over a period of two to three years following completion.
     STABILIZATION IN PROGRESS

		Date			Investment at	Estimated			Estimated
	Number of	Transferred	Property	Square	September 30,	Total	3Q 2010		Stabilization
State	Properties	from CIP	Type	Feet	2010	Investment	NOI	Leased	Date

Texas	1	1Q 2008	MOB	140,221	$23,199	$24,900	$377	65%	2Q 2011
Colorado	2	3Q 2008	MOB	161,099	23,367	27,400	(182)	19%	4Q 2011
Arizona	2	4Q 2008	MOB	179,963	38,267	42,700	(276)	12%	1Q 2012
Texas	1	3Q 2009	MOB	129,879	32,476	33,000	(151)	34%	2Q 2012
Illinois	1	4Q 2009	MOB	95,436	24,901	26,400	(156)	15%	3Q 2012
Texas	1	4Q 2009	MOB	116,838	27,857	28,600	(151)	23%	4Q 2012
Hawaii	1	3Q 2010	MOB	127,268	79,420	86,000	(204)	11%	4Q 2013

				950,704	$249,487	$269,000	$(743)

(6) LEASE MATURITY SCHEDULE (1)

	Annualized			Average
	Minimum	Number of	Percentage	Square Feet
	Rents (2)	Leases	of Revenues	Per Lease

2010	$5,194	88	2.5%	2,317
2011	29,448	321	13.8%	3,633
2012	29,386	280	13.7%	4,261
2013	34,364	250	16.1%	5,522
2014	35,210	286	16.5%	5,219
2015	16,345	150	7.6%	5,401
2016	10,655	54	5.0%	7,437
2017	15,997	53	7.5%	15,390
2018	10,751	63	5.0%	8,412
2019	5,190	22	2.4%	8,244
Thereafter	21,221	68	9.9%	14,244

(1)	Mortgage notes receivable, investment in unconsolidated joint ventures and assets classified as held for sale are excluded.

(2)	Represents the annualized minimum rents on leases in place, excluding the impact of renewals, future step-ups in rent, or sponsor support payments under property operating agreements and straight-line rent.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended September 30, 2010	Page 7 of 8

(7) SQUARE FEET OWNED AND/OR MANAGED (1)
     A) By Geographic Location

	Number of Properties			Owned (2)					Third Party
		Third		Managed (3)		Development Properties		Not	Property
	Owned	Party	Total	Internal	Third Party	Stabilization (3)	CIP	Managed	Management	Total	Percent

1 Texas	47		47	2,776,275	272,671	386,938		181,526		3,617,410	27.2%
2 Tennessee	15	5	20	1,242,564				75,000	251,394	1,568,958	11.8%
3 Florida	22		22	714,092	33,628			324,131		1,071,851	8.1%
4 North Carolina	14		14	724,291						724,291	5.4%
5 Indiana	6		6		382,695			205,499		588,194	4.4%
6 California	10		10	458,955				93,000		551,955	4.1%
7 Pennsylvania	7		7	63,914				437,601		501,515	3.8%
8 Arizona	10	1	11	202,082		179,963		51,903	59,106	493,054	3.7%
9 Virginia	8		8		136,427			339,777		476,204	3.6%
10 Colorado	6		6	112,155		161,099	199,000			472,254	3.6%
11 Washington	5		5	73,548			206,000	159,071		438,619	3.3%
12 Iowa	9		9		265,063			104,117		369,180	2.8%
13 Illinois	4		4	142,955		95,436		115,100		353,491	2.7%
14 Alabama	6		6	120,192				224,794		344,986	2.6%
15 Michigan	8		8	199,749				121,672		321,421	2.4%
16 Hawaii	3		3	173,502		127,268				300,770	2.3%
17 District of Columbia	2		2	182,836						182,836	1.4%
18 Missouri	5		5	177,039				13,478		190,517	1.4%
19 Louisiana	2		2		136,155					136,155	1.0%
20 Mississippi	1	1	2	58,036					40,192	98,228	0.7%
21 Massachusetts	2		2					84,242		84,242	0.6%
22 Georgia	3		3		58,030			20,749		78,779	0.6%
23 Ohio	1		1		73,331					73,331	0.5%
24 Kansas	1		1	70,908						70,908	0.5%
25 Oregon	1		1	62,246						62,246	0.5%
26 Maryland	1		1	58,903						58,903	0.4%
27 Nevada	2		2	16,878	31,026					47,904	0.3%
28 South Carolina	1		1	39,801						39,801	0.3%

Total Properties / Square Feet	202	7	209	7,670,921	1,389,026	950,704	405,000	2,551,660	350,692	13,318,003	100.0%

     B) By Facility Type

	Owned						Third Party
	Managed (3)		Stabilization	Construction	Not	Total	Property
	Internal	Third Party	in Progress (3)	in Progress	Managed	Owned	Management	Total	Percent

Medical Office	7,162,954	1,252,599	950,704	405,000	548,163	10,319,420	350,692	10,670,112	80.1%
Physician Clinics	295,970				585,314	881,284		881,284	6.6%
Specialty Inpatient					915,597	915,597		915,597	6.9%
Other		126,427			371,866	498,293		498,293	3.7%
Ambulatory Care/Surgery	211,997				108,067	320,064		320,064	2.4%
Specialty Outpatient		10,000			22,653	32,653		32,653	0.3%

Total Square Feet	7,670,921	1,389,026	950,704	405,000	2,551,660	12,967,311	350,692	13,318,003	100.0%

Percent of Total Square Footage	57.6%	10.4%	7.1%	3.0%	19.2%	97.3%	2.7%	100.0%

Total Number of Properties	118	20	9	3	52	202	7	209

     C) By Occupancy

								% of Total
	Medical	Physician	Ambulatory	Specialty	Specialty			Square
Occupants Greater than 1%	Office	Clinics	Care/Surgery	Outpatient	Inpatient	Other	Total	Feet

1 Baylor Health Care System	729,228	73,501					802,729	6.2%
2 HealthSouth					695,286		695,286	5.4%
3 Carolinas Healthcare System	565,508						565,508	4.4%
4 HCA	107,129	235,600	20,938			16,400	380,067	2.9%
5 Ascension Health Care System	195,510						195,510	1.4%
6 OrthoIndy		58,474			117,525		175,999	1.4%

							—
All Other Occupants Less than 1%	8,722,045	513,709	299,126	32,653	102,786	481,893	10,152,212	78.3%

Total Square Feet	10,319,420	881,284	320,064	32,653	915,597	498,293	12,967,311	100.0%

(1)	Mortgage notes, investment in joint ventures and assets classified as held for sale are excluded.

(2)	Approximately 66% of the portfolio is considered to be located on or adjacent to a hospital campus.

(3)	The owned and managed portfolio, excluding third party managed properties, consists of 1,441 leases with an average of 3,783 square feet per lease.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended September 30, 2010	Page 8 of 8